UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 28, 2006

                              E COM VENTURES, INC.

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             FLORIDA                0-19714         65-0977964
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   (State or Other Jurisdiction   (Commission    (I.R.S. Employer
        of Incorporation)         File Number)   Identification No.)

                            251 INTERNATIONAL PARKWAY
                             SUNRISE, FLORIDA 33325

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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

                                 (954) 335-9100

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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE

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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)) [GRAPHIC OMITTED]

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On April 28, 2006, the Company and Stephen Nussdorf and Glenn Nussdorf (the "Nussdorfs") agreed to extend the due date of the Company's $5,000,000 principal amount Subordinated Convertible Note (the "Convertible Note") issued to the Nussdorfs from January 2006 to January 2009. Stephen Nussdorf, the Chairman of the Company's Board of Directors, and Glenn Nussdorf, his brother, are the Company's principal shareholders.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit 10.1      Subordinated Convertible Note, dated April 28, 2006.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   E COM VENTURES, INC.

Date: May 1, 2006                                  By:  /s/ A. MARK YOUNG
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                                                        A. Mark Young
                                                        Chief Financial Officer